UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2007
COMPASS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31272	63-0593897
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15 South 20th Street
Birmingham, Alabama		35233
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (205) 297-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OF PERFORMANCE UNIT AWARD AGREEMENT
EX-10.2 STOCK AWARD AGREEMENT (JONES)
EX-10.3 STOCK AWARD AGREEMENT (STONE)
EX-10.4 STOCK AWARD AGREEMENT (EXECUTIVE OFFICER)
EX-10.5 FORM OF STOCK OPTION AGREEMENT (JONES)
EX-10.6 FORM OF STOCK OPTION AGREEMENT (STONE)
EX-10.7 STOCK OPTION AGREEMENT (EXECUTIVE OFFICER)
EX-10.8 AMENDED AND RESTATED EMPLOYMENT AGREEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 23, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Compass Bancshares, Inc. (“Compass”) approved the following matters related to the named executive officers listed in Compass’ 2006 proxy statement (the “NEOs”):
2006 Management and Executive Incentive Plan (“2006 MEIP”) Payouts
     The Committee approved cash bonus payments to the following NEOs for performance in fiscal year 2006 under the 2006 MEIP awards: Garrett R. Hegel—$392,634; Clayton D. Pledger—$282,516; and G. Ray Stone—$316,281. These amounts were determined based on the level of attainment of previously-disclosed company-wide performance criteria (earnings per share growth and return on common equity) as well as, for Messrs. Hegel and Stone, individual performance goals related to the departments or divisions for which they have supervisory responsibility (including such measures as pretax income after charge-offs, net charge-offs, non-performing asset levels and non-interest expense).
Establishment of 2007 Management and Executive Incentive Plan (“2007 MEIP”)
     The Committee adopted the 2007 MEIP and approved maximum bonus opportunities and certain performance measures for determination of NEO cash bonus awards for the 2007 fiscal year. Under the 2007 MEIP, the bonus awards payable for the 2007 fiscal year, if any, will vary depending on the extent to which actual performance meets, exceeds or falls short of specified performance criteria. The company-wide performance criteria applicable to all 2007 MEIP awards are earnings per share growth (85% weight) and return on common equity (15% weight). The 2007 MEIP payout for D. Paul Jones, Jr. will depend solely on these company-wide measures. The 2007 MEIP payouts to the other NEOs may also depend in part on achievement of other goals related to their individual performance or the performance of the departments or divisions for which they have supervisory responsibility (which may include such measures as pretax income after charge-offs, total deposits, total loans, targeted revenue growth, net charge-offs, non-performing asset levels and non-interest expense), to be determined by Mr. Jones. The maximum 2007 bonus opportunity established by the Committee for Mr. Jones is 200 percent of his 2007 base salary, and the maximum bonus opportunity for the other NEOs is 100 percent of their respective 2007 base salaries. Mr. Jones’s 2007 MEIP award (like his 2006 MEIP award) will be evidenced by a Performance Unit Award Agreement, in the form set forth as Exhibit 10.1 hereto.
Grant of 2007 Performance Contingent Restricted Stock (“PCRS”) Award
     The Committee granted each NEO a PCRS award under the 2002 Incentive Compensation Plan covering the following maximum number of shares of restricted stock that vest based on pre-established performance goals measured over the 2007-2009 performance period: D. Paul Jones, Jr.—43,143; Garrett R. Hegel—9,933; James D. Barri—9,130; Clayton D. Pledger—5,016; and G. Ray Stone—5,016. As with the 2006 PCRS awards, vesting of the

2007 PCRS awards is based on three different performance criteria: (1) Compass’ performance on earnings per share growth and return on average tangible equity benchmarks; (2) Compass’ relative performance against banks represented in the Standard & Poor’s 500 Stock Index on the same two goals; and (3) Compass’ performance on the return on average tangible equity benchmark only. At the conclusion of the performance period, the approach yielding the largest payout is used to determine award levels. The first two measures have the potential to yield maximum awards at 100% of the grant amount. The third performance measure will result in maximum awards at 50% of the grant amount. If Compass’ performance is below threshold levels on all three measures, no shares will be earned. The other terms of the 2007 PCRS awards, which are the same as the 2006 PCRS awards, are set forth in the forms of Performance Contingent Restricted Stock Award Agreements attached hereto as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference.
Stock Option Awards
     The Committee awarded each NEO a stock option covering the following number of shares: D. Paul Jones, Jr.—187,681; Garrett R. Hegel—43,210; James D. Barri—39,718; Clayton D. Pledger—21,823; and G. Ray Stone—21,823. The options (which are incentive stock options to the extent permitted) have a ten-year term and vest in equal annual installments over a three-year period. The remaining terms of the stock option awards are set forth in the forms of Stock Option Agreements attached hereto as Exhibits 10.5, 10.6 and 10.7 and are incorporated herein by reference.
Change of Control Employment Agreement Amendments
     The Committee authorized Compass to enter into amended and restated change of control employment agreements with each NEO. The Amended and Restated Employment Agreements, which will be effective as of January 23, 2007, amend and restate each NEO’s current Employment Agreement to (a) incorporate changes made to the Employment Agreements by prior amendments, (b) comply with the requirements set forth in Section 409A of the Internal Revenue Code of 1986 (the “Code”) and the Treasury regulations and other guidance issued pursuant to Section 409A of the Code, and (c) make certain adjustments to the trigger events and benefits provided under the Employment Agreements as well as certain clarifications to definitions and procedural provisions.
     The Amended and Restated Employment Agreements continue to require continued employment of the executive for a three-year period following a “Change of Control” on a no less favorable basis than immediately before such Change of Control. As previously disclosed, termination of the executive’s employment in connection with a Change of Control during this three-year period will continue to entitle the executive to specified termination benefits, which vary depending on the circumstances of the termination. The principal changes reflected in the Amended and Restated Employment Agreements include the following:
•	Revisions in the definition of the term “Change of Control” to (i) lower the shareholder continuity requirement from 60% to 50% in order to avoid the triggering of a Change of Control in an acquisition in which Compass’ historic shareholders continue to hold more than 50%; (ii) with respect to a complete liquidation or dissolution of Compass, change the trigger from consummation to approval by the shareholders; and (iii) exclude from the definition stock acquisitions by entities controlled by or under common control with Compass.

•	Changes to provisions regarding Compass’ obligations upon a post-Change of Control termination (other than by Compass for “Cause” or by the executive in certain circumstances) (i) to provide for the pro-rata payment of the executive’s “Annual Bonus” for the year of termination and (ii) to delete provisions requiring acceleration of vesting of outstanding stock options and cancellation of non-compete provisions in outstanding option agreements upon certain post-Change of Control terminations, since executives’ option agreements contain independent change of control provisions.

•	Addition of a provision clarifying that severance payments and benefits provided to the executive under the Amended and Restated Employment Agreement are in lieu of any payments and benefits that the executive may be eligible to receive under any Compass-sponsored severance plan.

•	Certain other clarifications to definitions or procedural provisions, including, among others, adjustments to (i) clarify the method by which the defined terms “Annual Bonus” and “Bonus Amount” are calculated; (ii) provide that the executive and Compass will mutually select a physician for purposes of a disability determination; (iii) clarify procedures regarding a termination for “Cause;” (iv) allow the executive to select the accounting firm to make tax gross-up payment determinations; and (v) eliminate Compass’ discretion to advance money to the executive for purposes of making disputed excise tax payments.

•	Revisions related to compliance with Section 409A of the Code, including (i) the deletion of provisions requiring immediate payment of certain deferred compensation amounts upon termination; (ii) the addition of procedures regarding post-termination severance benefits and (iii) the addition of general provisions regarding operation, interpretation and amendment of the Amended and Restated Employment Agreements in compliance with the requirements of Section 409A.
     The foregoing description is qualified in its entirety by the terms of the form of Amended and Restated Employment Agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement

10.2	Form of Performance Contingent Restricted Stock Award Agreement (Jones)

10.3	Form of Performance Contingent Restricted Stock Award Agreement (Stone)

10.4	Form of Performance Contingent Restricted Stock Award Agreement (executive officer)

10.5	Form of Stock Option Agreement (Jones)

10.6	Form of Stock Option Agreement (Stone)

10.7	Form of Stock Option Agreement (executive officer)

10.8	Form of Amended and Restated Employment Agreement for executive officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: January 29, 2007

COMPASS BANCSHARES, INC.
By:	/s/ Kirk P. Pressley
Kirk P. Pressley
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement

10.2	Form of Performance Contingent Restricted Stock Award Agreement (Jones)

10.3	Form of Performance Contingent Restricted Stock Award Agreement (Stone)

10.4	Form of Performance Contingent Restricted Stock Award Agreement (executive officer)

10.5	Form of Stock Option Agreement (Jones)

10.6	Form of Stock Option Agreement (Stone)

10.7	Form of Stock Option Agreement (executive officer)

10.8	Form of Amended and Restated Employment Agreement for executive officers